                                                  Rule 497(c)
                                                  File Nos. 2-91556 and 811-4052
--------------------------------------------------------------------------------
                                   PROSPECTUS
                                JANUARY 2, 1997
--------------------------------------------------------------------------------

                            LANDMARK CASH RESERVES
                       LANDMARK U.S. TREASURY RESERVES
                 (Members of the LandmarkSM Family of Funds)
--------------------------------------------------------------------------------
    This Prospectus describes two diversified money market mutual funds in the Landmark Family of Funds: Landmark Cash Reserves and Landmark U.S. Treasury Reserves. Each Fund has its own investment objective and policies. Landmark
Cash Reserves offers both Class A and Class B shares. Citibank, N.A. is the investment adviser.
------------------------------------------------------------------------------
    UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY
INVESTING ALL OF ITS INVESTABLE ASSETS IN A PORTFOLIO WITH THE SAME INVESTMENT OBJECTIVE AND POLICIES. SEE "SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE" ON PAGE 9.
------------------------------------------------------------------------------
REMEMBER THAT SHARES OF THE FUNDS:
[ ] ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY
[ ] ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK
    OR ANY OF ITS AFFILIATES
[ ] ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
    AMOUNT INVESTED
------------------------------------------------------------------------------
    INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. EACH FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00
PER SHARE; HOWEVER, THERE CAN BE NO ASSURANCE THAT EITHER FUND WILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------
    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. A Statement of Additional Information dated January 2, 1997 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Funds may be made, by contacting the investor's shareholder servicing agent (see inside back cover for address and phone number).
--------------------------------------------------------------------------------
  TABLE OF CONTENTS
  Prospectus Summary .....................................................   2
  Expense Summary ........................................................   4
  Condensed Financial Information ........................................   6
  Investment Information .................................................   8
  Risk Considerations ....................................................   9
  Valuation of Shares ....................................................  10
  Classes of Shares ......................................................  10
  Purchases ..............................................................  11
  Exchanges ..............................................................  13
  Redemptions ............................................................  13
  Net Income and Distributions ...........................................  14
  Management .............................................................  14
  Tax Matters ............................................................  17
  Performance Information ................................................  18
  General Information ....................................................  18
  Appendix -- Permitted Investments and Investment Practices .............  19
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                              PROSPECTUS SUMMARY
------------------------------------------------------------------------------

    See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUNDS: This Prospectus describes two money market mutual funds: Landmark Cash Reserves and Landmark U.S. Treasury Reserves. Each Fund has its own investment objective and policies. Each Fund seeks its objective by investing its investable assets in a Portfolio having the same investment objective and policies as that Fund. There can be no assurance that either Fund will achieve its objective.

INVESTMENT OBJECTIVES AND POLICIES: LANDMARK CASH RESERVES. To provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. Through Cash Reserves Portfolio, the Fund invests in U.S. dollar-denominated money market obligations with maturities of 397 days or less issued by U.S. and non-U.S. issuers.

LANDMARK U.S. TREASURY RESERVES. To provide its shareholders with liquidity and as high a level of current income from U.S. Government obligations as is consistent with the preservation of capital. Through U.S. Treasury Reserves Portfolio, the Fund invests in obligations issued by the U.S. Government with maturities of 397 days or less.

INVESTMENT ADVISER AND DISTRIBUTOR: Citibank, N.A., ("Citibank" or the "Adviser"), a wholly-owned subsidiary of Citicorp, is the investment adviser of each Portfolio. Citibank and its affiliates manage more than $83 billion in assets worldwide. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Distributor") is the distributor of shares of each Fund. See "Management."

PURCHASES AND REDEMPTIONS: Customers of Shareholder Servicing Agents may purchase and redeem shares of the Funds on any Business Day. See "Purchases" and "Redemptions."

PRICING: LANDMARK CASH RESERVES. Investors may select Class A or Class B shares, with different expense levels and sales charges (if made available by the investors' Shareholder Servicing Agents). Class A shares are offered at net asset value (normally $1.00 per share), without a sales load, and are subject to a distribution fee at the annual rate of 0.10% (0.08% after anticipated waivers) of the average daily net assets represented by the Class A shares. Class B shares are offered at net asset value (normally $1.00 per share), and investors pay a contingent deferred sales charge not to exceed 5% of the lesser of the shares' net asset value at redemption or their original purchase price if the shares are redeemed within six years of the date of purchase. Class B shares are subject to a distribution and service fee at the annual rate of 0.83% of the average daily net assets represented by the Class B shares. Class B shares automatically convert into Class A shares approximately eight years after purchase. Class B shares may only be purchased by exchange of Class B shares of another Landmark Fund. See "Classes of Shares," "Purchases," "Redemptions" and "Management -- Distribution Arrangements."

LANDMARK U.S. TREASURY RESERVES. Shares of the Fund are purchased and redeemed at net asset value (normally $1.00 per share), without a sales load or redemption fees. While there are no sales loads, shares of the Fund are subject to a distribution fee at the annual rate of 0.10% (0.05% after anticipated waivers) of the average daily net assets of the Fund. See "Purchases" and "Management -- Distribution Arrangements."

EXCHANGES: Shares may be exchanged for shares of most other Landmark Funds. See "Exchanges."

DIVIDENDS: Declared daily and distributed monthly. Shares begin accruing dividends on the day they are purchased. See "Net Income and Distributions."

REINVESTMENT: Dividends may be received either in cash or in Fund shares at net asset value, subject to the policies of a shareholder's Shareholder Servicing Agent. See "Net Income and Distributions."

WHO SHOULD INVEST: Each Fund is designed for investors seeking liquidity, preservation of capital and current income, and for whom growth of capital is not a consideration. Landmark Cash Reserves is also designed for investors seeking a convenient means of accumulating an interest in a professionally managed, diversified portfolio consisting of short-term U.S. dollar-denominated money market obligations issued by U.S. and non-U.S. issuers. Landmark U.S. Treasury Reserves is designed for investors seeking a convenient means of accumulating an interest in a professionally managed, diversified portfolio consisting of short-term U.S. Government obligations. See "Investment Information."

RISK FACTORS: There can be no assurance that either Fund or its corresponding Portfolio will achieve its investment objective. In addition, while each Fund intends to maintain a stable net asset value of $1.00 per share, there can be no assurance that either Fund will be able to do so. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments with a lower quality or a longer term.

    Investors in Cash Reserves should be able to assume the special risks of investing in non-U.S. securities, which include possible adverse political, social and economic developments abroad, differing regulations to which non-U.S. issuers are subject and different characteristics of non-U.S. economies and markets. In addition, the prices of securities of non-U.S. issuers may be more volatile than those of comparable U.S. issuers.

    Certain investment practices also may entail special risks. Prospective investors should read "Risk Considerations" for more information about risk factors.

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The following table summarizes estimated shareholder transaction and annual operating expenses for each Fund and for its corresponding Portfolio.* For more information on costs and expenses, see "Management" -- page 14 and "General Information-Expenses" -- page 19.

                                        --------------------------------------
                                           CASH RESERVES      U.S. TREASURY
                                        CLASS A    CLASS B       RESERVES
------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price) ....................    None       None          None
Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption
  proceeds, whichever is less) .......    None      5.00%+         None
ANNUAL FUND OPERATING EXPENSES, AFTER
  FEE WAIVERS AND REIMBURSEMENTS (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
Investment Management Fee(1) .........    .06%       .06%          .05%
12b-1 Fees (including service fees for
  Class B shares)(1)(2) ..............    .08%       .83%          .05%
Other Expenses
  Administrative Services Fees(1) ....    .25%       .25%          .25%
  Shareholder Servicing Agent Fees ...    .25%       .25%          .25%
  Other Operating Expenses ...........    .06%       .06%          .10%
                                          ---       ----           ---
Total Fund Operating Expenses(1) .....    .70%      1.45%          .70%
                                          ===       ====           ===

 * This table is intended to assist investors in understanding the various costs and expenses that a shareholder of a Fund will bear, either directly or indirectly. Because Class B shares were not offered during Cash Reserves' most recent fiscal year, certain figures in the table are based on estimated amounts for the current fiscal year. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at their present levels.

(1) Absent fee waivers and reimbursements, investment management fees, 12b-1 fees, administrative services fees and total fund operating expenses would be .15%, .20%, .40% and 1.06% for Landmark Cash Reserves -- Class A, .15%, .85%, .40% and 1.71% for Landmark Cash Reserves -- Class B, and .15%, .10%, .40% and 1.00% for Landmark U.S. Treasury Reserves.

(2) Fees under the 12b-1 distribution plans are asset-based sales charges. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. The figures for Class B shares include service fees, which are payable at the annual rate of .08% of the average daily net assets represented by Class B shares.

 + Maximum of 5.0% in the first year, declining to a maximum of 1.0% in the sixth year and eliminated thereafter. Class B shares are available only by exchange from Class B shares of other Landmark Funds. The applicable contingent deferred sales charge for Class B shares will depend on the fund or funds from which the investor exchanged. See "Purchases."

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming redemption at the end of each period indicated below:

                                                                        ONE YEAR       THREE YEARS     FIVE YEARS     TEN YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CASH RESERVES
  Class A shares ..................................................       $ 7              $22             $39           $ 87
  Class B shares:
    Assuming complete redemption at end of period(1)(2) ...........       $65              $76             $99           $153
    Assuming no redemption(2) .....................................       $15              $46             $79           $153

U.S. TREASURY RESERVES  ...........................................       $ 7              $22             $39           $ 87

(1) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
(2) Ten-year figures assume conversion of Class B shares to Class A shares approximately eight years after purchase.

The Example assumes a 5% annual return and that all dividends are reinvested, and expenses are based on each Fund's fiscal year ended August 31, 1996, after waivers and reimbursements. If waivers and reimbursements were not in place, the amounts in the example would be $11, $34, $59 and $131 for Landmark Cash Reserves -- Class A, $67, $85, $115 and $211 for Landmark Cash Reserves -- Class B (assuming complete redemption at the end of each period), $17, $55, $95 and $153 for Landmark Cash Reserves -- Class B (assuming no redemption) and $10, $32, $55 and $123 for Landmark U.S. Treasury Reserves. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of either Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF EITHER FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The following tables provide condensed financial information about the Funds for the periods indicated. This information should be read in conjunction with the financial statements appearing in each Fund's Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, covering periods through August 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, on behalf of Cash Reserves, and by Deloitte & Touche LLP, independent accountants, on behalf of U.S. Treasury Reserves. The accountants' reports are included in the applicable Fund's Annual Report. Copies of the Annual Reports may be obtained without charge from an investor's Shareholder Servicing Agent (see inside of back cover for address and phone number).

               --------------------------------------------------------------------------------------------------------------------
                                                                      CASH RESERVES
                                                                  FINANCIAL HIGHLIGHTS
                                                                  YEAR ENDED AUGUST 31,
                            1996        1995       1994       1993      1992      1991      1990      1989      1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  beginning of period ..   $ 1.00000   $1.00000   $1.00000  $1.00000  $1.00000  $1.00000  $1.00000  $1.00000  $1.00000  $1.00000
Net investment income ..     0.05039    0.05174    0.03137   0.02671   0.04010   0.06606   0.07785   0.08354   0.06483   0.05520
Less dividends from net
  investment income ....    (0.05039)  (0.05174)  (0.03137) (0.02671) (0.04010) (0.06606) (0.07785) (0.08354) (0.06483) (0.05520)
                           ---------   --------   --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value, end of
  period ...............   $ 1.00000   $1.00000   $1.00000  $1.00000  $1.00000  $1.00000  $1.00000  $1.00000  $1.00000  $1.00000
                           =========   ========   ========  ========  ========  ========  ========  ========  ========  ========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted) ......  $1,468,177   $931,886   $445,600  $470,758  $498,447  $580,052  $413,756  $322,469  $264,728  $159,823
Ratio of expenses to
  average net assets* ..       0.69%      0.69%      0.69%     0.69%     0.67%     0.61%     0.73%     0.80%     0.81%     0.81%
Ratio of net investment
  income to average net
  assets ...............       5.02%      5.17%      3.12%     2.67%     4.05%     6.48%     7.80%     8.39%     6.48%     5.54%
Total return ...........       5.16%      5.30%      3.18%     2.70%     4.13%     6.81%     8.04%     8.66%     6.62%     5.68%

Note: If certain agents of the Fund and agents of Cash Reserves Portfolio had not waived all or a portion of their fees during the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income
  per share ............   $ 0.04766   $0.04895   $0.02840  $0.02381  $0.03753  $0.06025  $0.07466  $0.08195  $0.06323  $0.05341
RATIOS:
Expenses to average net
  assets* ..............       0.96%      0.97%      0.99%     0.98%     0.93%     0.94%     0.97%     0.96%     0.97%     0.99%
Net investment income to
  average net assets ...       4.75%      4.89%      2.82%     2.38%     3.79%     5.91%     7.48%     8.23%     6.32%     5.36%

*Includes the Fund's share of Cash Reserve Portfolio's allocated expenses after May 4, 1990 (date of the Fund's investment of all of its assets in the Portfolio).

                    --------------------------------------------------------------------------------------------------------------
                                                                   U.S. TREASURY RESERVES
                                                                    FINANCIAL HIGHLIGHTS

                                             YEAR ENDED                       EIGHT MONTHS                 YEAR ENDED
                                             AUGUST 31,                           ENDED                   DECEMBER 31,
                                 1996           1995           1994        AUGUST 31, 1993***         1992           1991+
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning
  of period ................  $1.00000       $1.00000       $1.00000           $1.00000            $1.00000        $1.00000
Net investment income ......   0.04602        0.04751        0.02837            0.01662             0.03117         0.03411
Less dividends from net
  investment income ........  (0.04602)      (0.04751)      (0.02837)          (0.01662)           (0.03117)       (0.03411)
                              --------       --------       --------           --------            --------        --------
    Net Asset Value, end of
      period ...............  $1.00000       $1.00000       $1.00000           $1.00000            $1.00000        $1.00000
                              ========       ========       ========           ========            ========        ========

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000 omitted) ............  $317,996       $256,452       $203,400           $249,466            $338,719        $548,722
Ratio of expenses to
  average net assets* ......     0.70%          0.70%          0.70%              0.66%**            0.70%           0.53%**
Ratio of net investment
  income to average
  net assets ...............     4.61%          4.77%          2.81%              2.49%**            3.19%           4.89%**
Total return ...............     4.70%          4.86%          2.87%              2.53%**            3.16%           3.46%**

Note: If certain agents of the Fund and agents of U.S. Treasury Reserves Portfolio had not waived all or a portion of their fees during the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per
  share ....................  $0.04313       $0.04452       $0.02514           $0.01455            $0.02853        $0.03076
RATIOS:
    Expenses to average net
      assets* ..............     1.00%          1.00%          1.02%              0.97%**            0.96%           1.02%**
    Net investment income to
      average net assets ...     4.32%          4.47%          2.49%              2.18%**            2.92%           4.41%**

  * Includes the Fund's share of U.S. Treasury Reserves Portfolio's allocated expenses.
 ** Annualized.
*** On April 15, 1993, the Fund changed its fiscal year end from December 31 to August 31.
  + For the period from the start of business, May 3, 1991, to December 31, 1991.

                             INVESTMENT INFORMATION
------------------------------------------------------------------------------

INVESTMENT OBJECTIVES: The investment objective of CASH RESERVES is to provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

    The investment objective of U.S. TREASURY RESERVES is to provide its shareholders with liquidity and as high a level of current income from U.S. Government obligations as is consistent with the preservation of capital.

    The investment objective of each Fund may be changed by its Trustees without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that either Fund will achieve its investment objective.

INVESTMENT POLICIES: CASH RESERVES seeks its objective by investing all of its investable assets in Cash Reserves Portfolio. Cash Reserves Portfolio seeks the same objective as the Fund by investing in high quality U.S. dollar-denominated money market instruments. These instruments include short-term obligations of the U.S. Government and repurchase agreements covering these obligations, bank obligations (such as certificates of deposit, bankers' acceptances and fixed time deposits) of U.S. and non-U.S. banks and obligations issued or guaranteed by the governments of Western Europe, Scandinavia, Australia, Japan and Canada. The U.S. Government obligations in which the Portfolio invests include U.S. Treasury bills, notes and bonds, and instruments issued by U.S. Government agencies or instrumentalities. Some obligations of U.S. Government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury and others only by the credit of the agency or instrumentality. For more information regarding the Portfolio's permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 19.

    U.S. TREASURY RESERVES seeks its objective by investing all of its investable assets in U.S. Treasury Reserves Portfolio. U.S. Treasury Reserves Portfolio seeks the same objective as the Fund by investing in U.S. Treasury bills, notes and bonds, and instruments issued by U.S. Government agencies or instrumentalities which are supported by the "full faith and credit" of the United States. U.S. Treasury Reserves Portfolio will not enter into repurchase agreements. For more information regarding the Portfolio's permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 19. ALTHOUGH THE PORTFOLIO INVESTS IN U.S. GOVERNMENT OBLIGATIONS, NEITHER AN INVESTMENT IN THE FUND NOR AN INVESTMENT IN THE PORTFOLIO IS INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

CERTAIN ADDITIONAL INVESTMENT POLICIES:
    $1.00 NET ASSET VALUE. Each Fund employs specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. There can be no assurance, however, that a constant net asset value will be maintained on a continuing basis. See "Net Income and Distributions."

    MATURITY AND QUALITY. All of the Portfolios' investments mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by each Portfolio (on a dollar-weighted basis) is 90 days or less. All of the Portfolios' investments are in high quality securities which have been determined by the Adviser to present minimal credit risks. To meet a Portfolio's high quality standards a security must be rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an "NRSRO") assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Adviser. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

    PERMITTED INVESTMENTS. For more information regarding permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 19. The Funds will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserve the right to do so.

    INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds and the Portfolios. Except as otherwise indicated, the Funds' and Portfolios' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Portfolios' securities will not be a violation of policy.

    BROKERAGE TRANSACTIONS. The primary consideration in placing the Portfolios' security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

                               RISK CONSIDERATIONS
------------------------------------------------------------------------------

    The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

    "CONCENTRATION" IN BANK OBLIGATIONS. Cash Reserves Portfolio invests at least 25% of its assets, and may invest up to 100% of its assets, in bank obligations. This concentration policy is fundamental, and may not be changed without the consent of the Portfolio's investors. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

    NON-U.S. SECURITIES. Investors in Cash Reserves should be aware that investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of Portfolio assets and political or social instability. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Portfolio.

    INVESTMENT PRACTICES. Certain of the investment practices employed for the Portfolios may entail certain risks. See the Appendix -- Permitted Investments and Investment Practices on page 19.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE: The Funds do not invest directly in securities. Instead, the Funds invest all of their investable assets in their corresponding Portfolios, which are mutual funds having the same investment objectives and policies as the Funds. The Portfolios, in turn, buy, hold and sell securities in accordance with these objectives and policies. Of course, there can be no assurance that the Funds or the Portfolios will achieve their objectives. The Trustees of each Fund believe that the aggregate per share expenses of that Fund and its corresponding Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by its Portfolio. Each Fund may withdraw its investment in its Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If a Fund were to withdraw its investment in its Portfolio the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another mutual fund or pooled investment vehicle having the same investment objectives and policies. If a Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify its corresponding Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a Fund to withdraw its investment in its Portfolio.

    Certain investment restrictions of each Portfolio cannot be changed without approval by the investors in that Portfolio. These policies are described in the Statement of Additional Information. When a Fund is asked to vote on matters concerning its Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will hold a shareholder meeting and vote in accordance with shareholder instructions. Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in its Portfolio.

    The Portfolios may sell interests to investors in addition to the Funds. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Funds. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

    Information about other holders of interests in the Portfolios is available from the Funds' distributor, LFBDS (see back cover for address and phone number).

                               VALUATION OF SHARES
------------------------------------------------------------------------------

    Net asset value per share of each Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of 3:00 p.m., Eastern time, for Cash Reserves, and 12:00 noon, Eastern time, for U.S. Treasury Reserves, by adding the market value of all securities and other assets of a Fund (including its interest in its Portfolio), then subtracting the liabilities charged to the Fund, and then dividing the result by the number of outstanding shares of the Fund. Net asset value is calculated separately for Class A and Class B shares of Cash Reserves. The amortized cost method of valuing Portfolio securities is used in order to stabilize the net asset value of shares of each Fund at $1.00; however, there can be no assurance that a Fund's net asset value will always remain at $1.00 per share. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.

    The amortized cost method involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of a security is higher or lower than the price the Portfolio would receive if the security were sold.

                                CLASSES OF SHARES
------------------------------------------------------------------------------

DIFFERENCES BETWEEN THE CLASSES: Cash Reserves offers two classes of shares to investors, Class A and Class B shares, which represent interests in the same mutual fund. The primary distinctions between these classes lie in the contingent deferred sales charge applicable to Class B shares and in the classes' ongoing expenses, including asset-based sales charges in the form of distribution fees. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives. CLASS B SHARES MAY ONLY BE PURCHASED BY EXCHANGE OF CLASS B SHARES OF ANOTHER LANDMARK FUND.

    U.S. Treasury Reserves offers a single class of shares to investors.

    SALES CHARGES. Class A shares are sold at net asset value, without a sales load. Class B shares are sold with no initial sales charge, but a contingent deferred sales charge (up to 5% of the lesser of the shares' net asset value at redemption or the original purchase price) applies to redemptions made within six years of purchase.

    The contingent deferred sales charge may be waived upon redemption of certain Class B shares. See "Purchases" below.

    ONGOING ANNUAL EXPENSES. Class A shares pay an annual 12b-1 distribution fee of 0.10% (0.08% after anticipated waivers) of average daily net assets. Class B shares pay an annual 12b-1 distribution and service fee of 0.83% of average daily net assets. Annual 12b-1 distribution fees are a form of asset-based sales charge. An investor should consider both ongoing annual expenses and any contingent deferred sales charges in estimating the costs of investing in the different classes of Fund shares over various time periods.

CONVERSION OF CLASS B SHARES: A shareholder's Class B shares in Cash Reserves will automatically convert to Class A shares in Cash Reserves approximately eight years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first Business Day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the Landmark Funds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In that event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

OTHER INFORMATION: See "Purchases," "Redemptions" and "Management -- Distribution Arrangements" for a more complete description of the contingent deferred sales charges applicable to Class B shares of Cash Reserves, and distribution fees for both classes of shares of Cash Reserves.

                                    PURCHASES
------------------------------------------------------------------------------

    Cash Reserves offers two classes of shares, Class A and B shares, with different expense levels and sales charges. See "Classes of Shares" above for more information. U.S. Treasury Reserves offers one class of shares. WHEN PLACING PURCHASE ORDERS FOR CASH RESERVES, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS AUTOMATICALLY WILL BE INVESTED IN CLASS A SHARES. CLASS B SHARES MAY ONLY BE PURCHASED BY EXCHANGE OF CLASS B SHARES OF ANOTHER LANDMARK FUND.

    Shares of the Funds are offered continuously and may be purchased on any Business Day without a sales load at the shares' net asset value (normally $1.00 per share) next determined after an order is transmitted to and accepted by the Distributor. Shares may be purchased either through a securities broker which has a sales agreement with the Distributor or through a bank or other financial institution which has an agency agreement with the Distributor. Shares of the Funds are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement concerning a
Fund). An investor's Shareholder Servicing Agent may not make available both classes of shares of Cash Reserves. Each Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    While there is no sales load imposed on shares of the Funds, the Distributor receives fees from each Fund pursuant to a Distribution Plan. See "Management -- Distribution Arrangements." In addition, Class B shares may be subject to a contingent deferred sales charge upon redemption.

    Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which will be the shareholder of record of the Fund. Each Shareholder Servicing Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent.

    Shareholder Servicing Agents will not transmit purchase orders to the Distributor until they have received the purchase price in federal or other immediately available funds. If Fund shares are purchased by check, there will be a delay (usually not longer than two business days) in transmitting the purchase order until the check is converted into federal funds.

PURCHASING CLASS A SHARES: Class A shares of Cash Reserves may be purchased at their next determined net asset value (normally $1.00 per share), without a sales load.

PURCHASING CLASS B SHARES: CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. Class B shares of Cash Reserves may be purchased at their next determined net asset value (normally $1.00 per share), without a sales load, but only by exchange of Class B shares of another Landmark Fund. A contingent deferred sales charge, however, is imposed upon certain redemptions of Class B shares.

    Class B shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (i) capital appreciation of Fund assets, (ii) reinvestment of dividends or capital gain distributions or (iii) shares redeemed more than six years after their purchase. Otherwise, redemptions of Class B shares purchased through an exchange of another Landmark Fund will be subject to a contingent deferred sales charge. Upon redemption, the applicable contingent deferred sales charge will be calculated as if no exchange had taken place and the investor were redeeming shares of that fund. The amount of the contingent deferred sales charge will depend on the number of years since the investor has invested and the dollar amount being redeemed. When determining the amount of the contingent deferred sales charge, the Fund will use the contingent deferred sales charge schedule of any fund from which the investor has exchanged shares that would result in the investor paying the highest contingent deferred sales charge. An investor should consult the prospectus of the fund from which shares were exchanged to determine the applicable contingent deferred sales charge.

    In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing the reinvestment of dividends and capital gains distributions followed by Class B shares held by the shareholder for the longest period of time. The holding period of Class B shares will be calculated from the date that the Class B shares were initially acquired in one of the other Landmark Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. Any contingent deferred sales charges will be paid to the Distributor.

    SALES CHARGE WAIVERS -- CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges. In addition, the contingent deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. This waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death. The contingent deferred sales charge also will be waived in connection with:

(i) a lump sum or other distribution in the case of an Individual Retirement Account ("IRA"), a self-employed individual retirement plan (so-called "Keogh Plan") or a custodian account under Section 403(b) of the Code, in each case following attainment of age 59 1/2,
(ii) a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan, and
(iii) a redemption resulting from a tax-free return of an excess contribution to an IRA.

    Contingent deferred sales charge waivers will be granted subject to confirmation by a shareholder's Shareholder Servicing Agent of the shareholder's status or holdings, as the case may be.

    Securities dealers and other financial institutions may receive different compensation with respect to sales of Class A and Class B shares. Shareholder Servicing Agents which are banks or financial institutions will receive transaction fees that are equal to the commissions paid to securities brokers. From time to time the Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other sources available to it. The Distributor also may make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Funds. The amounts of these payments will be determined by the Distributor in its sole discretion and may vary among different dealers.

                                    EXCHANGES
------------------------------------------------------------------------------

    Shares of each Fund may be exchanged for shares of other Landmark Funds that are made available by a shareholder's Shareholder Servicing Agent, or may be acquired through an exchange of shares of those funds. No initial sales charge is imposed on shares being acquired through an exchange unless the shares being acquired are subject to a sales charge that is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). No contingent deferred sales charge is imposed on Class B shares of Cash Reserves being disposed of though an exchange; however, contingent deferred sales charges may apply to redemptions of Class B shares of other Landmark Funds disposed of or acquired through an exchange.

    In general, shares of a particular class may be exchanged only for shares of another fund of the same class. Investors should note that Class A shares of Cash Reserves may not be exchanged for Class A shares of another fund without a sales charge, but may be exchanged for shares of certain other Landmark money market funds without a sales charge.

    Shareholders must place exchange orders through their Shareholder Servicing Agents, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received by the Distributor. See "Valuation of Shares." Shares of the Funds may be exchanged only after payment in federal funds for the shares has been made.

    This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the Landmark Funds to be acquired through the exchange.

                                   REDEMPTIONS
------------------------------------------------------------------------------

    Fund shares may be redeemed at their net asset value (normally $1.00 per share) next determined after a redemption request in proper form is received by a shareholder's Shareholder Servicing Agent (subject to any applicable contingent deferred sales charge for Class B shares of Cash Reserves). Shares of U.S. Treasury Reserves and Class A shares of Cash Reserves may be redeemed without a sales charge. Shareholders may redeem shares of a Fund only by authorizing their Shareholder Servicing Agents to redeem such shares on their behalf through the Distributor. If a redeeming shareholder owns shares of more than one class, Class A shares will be redeemed first unless the shareholder specifically requests otherwise.

    REDEMPTIONS BY MAIL. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by a shareholder's Shareholder Servicing Agent) to their Shareholder Servicing Agents. Shareholders are responsible for ensuring that a request for redemption is in proper form.

    REDEMPTIONS BY TELEPHONE. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for the shareholder's name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    PAYMENT OF REDEMPTIONS. The proceeds of a redemption are paid in federal funds normally on the Business Day the redemption is effected, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, a Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value" in the Statement of Additional Information regarding the Funds' right to pay the redemption price in kind with securities (instead of cash).

    Questions about redemption requirements should be referred to the shareholder's Shareholder Servicing Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

                          NET INCOME AND DISTRIBUTIONS
------------------------------------------------------------------------------

    The net income of each Fund is determined each Business Day (and on such other days as is necessary in order to comply with the Investment Company Act of
1940). This determination is made once during each such day as of 3:00 p.m., Eastern time, for Cash Reserves and 12:00 noon, Eastern time, for U.S. Treasury Reserves. All the net income of each Fund is declared as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased, and accrue dividends up to and including the day prior to redemption. Dividends are distributed monthly on or prior to the last Business Day of each month. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), dividends are distributed in the form of full and fractional additional shares of the applicable Fund at the rate of one share of the Fund for each one dollar of dividend income.

    Since the net income of each Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of each Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder's account.

    It is expected that each Fund will have a positive net income at the time of each determination thereof. If for any reason a Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the shareholder's account which represents the shareholder's share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in a Fund.

                                   MANAGEMENT
------------------------------------------------------------------------------

TRUSTEES AND OFFICERS: Each Fund is supervised by the Board of Trustees of Landmark Funds III. Each Portfolio is supervised by its own Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Adviser. In addition, a majority of the disinterested Trustees of the Funds are different from a majority of the disinterested Trustees of their corresponding Portfolios. More information on the Trustees and officers of the Funds and the Portfolios appears under "Management" in the Statement of Additional Information.

INVESTMENT ADVISER: CITIBANK. Each Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $83 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp.

    Citibank manages the assets of each Portfolio pursuant to separate Investment Advisory Agreements. Subject to policies set by the Portfolios' Trustees, Citibank makes investment decisions for the Portfolios.

    ADVISORY FEES. For its services under the Investment Advisory Agreements, the Adviser receives investment advisory fees, which are accrued daily and paid monthly, of 0.15% of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. The Adviser has voluntarily agreed to waive a portion of its investment advisory fee.

    For the fiscal year ended August 31, 1996, the investment advisory fees paid to Citibank, after waivers, were 0.06% of Cash Reserves Portfolio's average daily net assets for that fiscal year and 0.05% of U.S. Treasury Reserves Portfolio's average daily net assets for that fiscal year.

    BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds and the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

    BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds or the Portfolios. Citibank believes that its services under the Investment Advisory Agreements and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or a Shareholder Servicing Agent, the Funds or Portfolios would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

ADMINISTRATIVE SERVICES PLANS: The Funds and Portfolios have Administrative Services Plans which provide that the applicable Fund or Portfolio may obtain the services of an administrator, a transfer agent, a custodian, a fund accountant, and, in the case of the Funds, one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Funds' Administrative Services Plan, the total of the fees paid to each Fund's Administrator and Shareholder Servicing Agents and the distribution fee paid to the Distributor (other than fees paid with respect to Class B shares of Cash Reserves and other than any fee concerning electronic or other media advertising) may not exceed 0.70% of a Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Within this overall limitation, individual fees may vary. Under each Portfolio's Administrative Services Plan, fees paid to the Portfolio's Administrator may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. See "Administrators," "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant."

ADMINISTRATORS: LFBDS provides certain administrative services to the Funds and U.S. Treasury Reserves Portfolio, and Signature Financial Group (Cayman), Ltd. ("SFG") provides certain administrative services to Cash Reserves Portfolio, in each case under administrative services agreements. These administrative services include providing general office facilities, supervising the overall administration of the Funds and Portfolios, and providing persons satisfactory to the Boards of Trustees to serve as Trustees and officers of the Funds and Portfolios. These Trustees and officers may be directors, officers or employees of LFBDS, SFG or their affiliates.

    For these services, the Administrators receive fees accrued daily and paid monthly of 0.35% of the average daily net assets of each Fund and 0.05% of the assets of each Portfolio, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However, each of the Administrators may voluntarily agree to waive a portion of the fees payable to it.

    LFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc. "Landmark" is a service mark of LFBDS.

SUB-ADMINISTRATOR: Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Funds and Portfolios as from time to time are agreed upon by Citibank and LFBDS or SFG. Citibank's compensation as sub-administrator is paid by LFBDS or SFG.

SHAREHOLDER SERVICING AGENTS: The Funds have entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.

    Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company (or its affiliate State Street Canada, Inc.) acts as transfer agent and dividend disbursing agent for each Fund. State Street acts as the custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Portfolio's Trustees. State Street also provides fund accounting services to the Funds and the Portfolios and calculates the daily net asset value for the Funds and the Portfolios.

DISTRIBUTION ARRANGEMENTS: LFBDS is the distributor of each Fund's shares and also serves as distributor for each of the other Landmark Funds and as a Shareholder Servicing Agent for certain investors. LFBDS receives distribution fees from the Funds pursuant to Distribution Plans adopted in accordance with Rule 12b-1 under the 1940 Act, and also collects any contingent deferred sales charges imposed on redemptions of Class B shares of Cash Reserves. In those states where LFBDS is not a registered broker-dealer, shares of the Funds are sold through Signature Broker-Dealer Services, Inc., as dealer.

    Under a single plan of distribution for U.S. Treasury Reserves and the Class A shares of Cash Reserves and a separate plan of distribution for the Class B shares of Cash Reserves (collectively "Plans"), the Funds pay the Distributor a fee at an annual rate not to exceed 0.10% of the average daily net assets of U.S. Treasury Reserves, 0.10% of the average daily net assets of Cash Reserves represented by Class A shares and 0.75% of the average daily net assets of Cash Reserves represented by Class B shares. However, the Distributor has agreed to waive a portion of these fees on a month-to-month basis for U.S. Treasury Reserves and for the Class A shares of Cash Reserves. The Plan for U.S. Treasury Reserves and the Class A shares of Cash Reserves also permits the Funds to pay the Distributor an additional fee (not to exceed 0.10% of the average daily net assets of the applicable shares) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of the shares. The Funds did not pay anything under this provision during their fiscal years ended August 31, 1996 and do not anticipate doing so during the current fiscal year. The Plan for Class B shares of Cash Reserves also provides that Cash Reserves may pay the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets represented by the Class B shares. However, Cash Reserves does not anticipate entering into any agreement to pay a service fee in excess of 0.10% of the average daily net assets represented by the Class B shares.

    The Distributor uses the distribution fees under the Plans to offset each Fund's marketing costs attributable to such classes, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the Distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses. The Funds and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Plans and the purposes for which the expenditures were made.

    During the period they are in effect, the Plans and related Distribution Agreements obligate the Funds to pay distribution fees to LFBDS as compensation for its distribution activities, not as reimbursement for specific expenses incurred. Thus, even if LFBDS's expenses exceed its distribution fees for any Fund, the Fund will not be obligated to pay more than those fees and, if LFBDS's expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund will pay the distribution fees to LFBDS until either the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, LFBDS's expenses in excess of distribution fees received or accrued through the termination date will be LFBDS's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Plans, the Trustees of Cash Reserves will review each Plan and LFBDS's expenses for each class separately.

    Each class of shares of Cash Reserves has exclusive voting rights with respect to the Plan for that class.

                                   TAX MATTERS
------------------------------------------------------------------------------

    This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

    Each Fund intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes.

    Shareholders are required to pay federal income tax on any dividends and other distributions received. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. Distributions from long-term net capital gains will be taxed as such regardless of how long the shares of a Fund have been held. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares.

    Distributions derived from interest on U.S. Government obligations may be exempt from certain state and local taxes. Early each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.

    The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for the shareholder's credit) 31% of certain distributions paid to shareholders who fail to provide this information or otherwise violate IRS regulations.

    Each Fund will withhold U.S. federal income tax payments at a rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

                             PERFORMANCE INFORMATION
------------------------------------------------------------------------------

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield, tax equivalent yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors.

    Each Fund may provide its period and average annualized "total rates of return" and U.S. Treasury Reserves may also provide "tax equivalent total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. The "tax equivalent total rate of return" refers to the total rate of return that a fully taxable money market fund would have to generate in order to produce an after-tax total rate of return equivalent to that of U.S. Treasury Reserves. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of U.S. Treasury Reserves, the dividends from which may be exempt from state personal income taxes, with the total rates of return of funds the dividends from which are not so tax exempt.

    Each Fund may provide annualized "yield" and "effective yield" quotations, and U.S. Treasury Reserves may also provide "tax equivalent yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" refers to the yield that a fully taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of U.S. Treasury Reserves. The use of a tax equivalent yield allows investors to compare the yield of U.S. Treasury Reserves, the dividends from which may be exempt from state personal income tax, with yields of funds the dividends from which are not so tax exempt. A Fund may also provide yield, effective yield and tax equivalent yield quotations for longer periods.

    Cash Reserves will include performance data for both classes of Fund shares in any advertisements, reports or communications including Fund performance data. Of course, any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Funds.

                               GENERAL INFORMATION
------------------------------------------------------------------------------

ORGANIZATION: Each Fund is a diversified series of Landmark Funds III. Landmark Funds III, which was known as "Landmark Cash Reserves" until its name changed effective January 17, 1991, is a Massachusetts business trust which was organized on June 28, 1985; it also is an open-end management investment company registered under the 1940 Act.

    Under the 1940 Act, a diversified series or diversified investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    Each Portfolio is a separate trust organized under the laws of the State of New York. The Declaration of Trust of each Portfolio provides that a Fund and other entities investing in a Portfolio are each liable for all obligations of that Portfolio. However, it is not expected that the liabilities of a Portfolio would ever exceed its assets.

VOTING AND OTHER RIGHTS: Landmark Funds III (the "Trust") may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of the Trust have equal voting rights except that, in matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

    At any meeting of shareholders of a Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.

    As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in a Fund's or Portfolio's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund.

CERTIFICATES: The Funds' Transfer Agent maintains a share register for shareholders of record, i.e., Shareholder Servicing Agents. Share certificates are not issued.

RETIREMENT PLANS: Investors may be able to establish new accounts in a Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Shareholder Servicing Agents and tax and retirement advisers.

EXPENSES: For the fiscal year ended August 31, 1996, total operating expenses of the Funds, after allocating to each Fund its share of its Portfolio's expenses and after giving effect to fee waivers or reimbursements, were as follows: for Cash Reserves -- Class A, 0.70% of the Fund's average daily net assets for that fiscal year; and for U.S. Treasury Reserves, 0.70% of the Fund's average daily net assets for that fiscal year. All fee waivers and reimbursements are voluntary and may be reduced or terminated at any time.

                        ------------------------------

    The Statement of Additional Information dated the date hereof contains more detailed information about the Funds and the Portfolios, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers, Adviser and Administrators, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, (vi) programs for the purchase of shares, and (vii) the determination of net asset value.

    No person has been authorized to give any information or make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

                                    APPENDIX
--------------------------------------------------------------------------------
                            PERMITTED INVESTMENTS AND
                              INVESTMENT PRACTICES

    TREASURY RECEIPTS. Each Portfolio may invest in Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury.

    COMMERCIAL PAPER. Cash Reserves Portfolio may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

    ASSET-BACKED SECURITIES. Cash Reserves Portfolio may invest in asset-backed securities, which represent fractional interests in underlying pools of assets, such as car installment loans or credit card receivables. The rate of return on asset-backed securities may be affected by prepayment of the underlying loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield.

    REPURCHASE AGREEMENTS. Cash Reserves Portfolio may enter into repurchase agreements. Repurchase agreements are transactions in which an institution sells the Portfolio a security at one price, subject to the Portfolio's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements and in order to generate additional income, each Portfolio may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Portfolio would not exceed 33 1/3% of the Portfolio's net assets.

    In the event of the bankruptcy of the other party to a securities loan or a repurchase agreement, the Portfolio could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent have increased or the value of the securities purchased have decreased, the Portfolio could experience a loss.

    PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS. Each Portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price.

                          SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

FOR CITIBANK NEW YORK RETAIL BANKING AND BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CLIENTS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive, or in NY or CT (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City

[logo] LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
Small Cap Equity Fund
International Equity Fund
Emerging Asian Markets Equity Fund

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
H. B. Alvord
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------| |--------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
  (FOR LANDMARK CASH RESERVES)
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

  (FOR LANDMARK U.S. TREASURY RESERVES)
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould LLP
150 Federal Street, Boston, MA 02110

--------------------------------------| |--------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside of Cover)


MM/P/97/RB                         Printed on Recycled Paper [recycled symbol]


[logo] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.

--------------------------------
LANDMARK
CASH RESERVES
--------------------------------
LANDMARK
U.S. TREASURY
RESERVES
--------------------------------


PROSPECTUS
January 2, 1997

                                                  Rule 497(c)
                                                  File Nos. 2-91556 and 811-4052

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                 January 2, 1997
LANDMARK CASH RESERVES
LANDMARK U.S. TREASURY RESERVES
(Members of the LandmarkSM Family of Funds)

         Landmark Cash Reserves ("Cash Reserves") and Landmark U.S. Treasury Reserves ("U.S. Treasury Reserves" and together with Cash Reserves, the "Funds") are each separate series of Landmark Funds III (the "Trust"). The address and telephone number of the Trust are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679. The Trust invests all of the investable assets of Cash Reserves and U.S. Treasury Reserves in, respectively, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio (the "Portfolios"). The address of Cash Reserves Portfolio is Elizabethan Square, George Town, Grand Cayman, British West Indies. The address and telephone number of U.S. Treasury Reserves Portfolio are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679.

         FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                                     Page
-----------------                                                     ----

The Funds                                                                2
Investment Objectives, Policies and
  Restrictions                                                           3
Performance Information                                                 15
Determination of Net Asset Value                                        16
Management                                                              18
Portfolio Transactions                                                  28
Description of Shares, Voting Rights
  and Liabilities                                                       28
Certain Additional Tax Matters                                          31
Independent Accountants and Financial
  Statements                                                            31

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus, dated January 2, 1997. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Funds' Distributor (see back cover for address and phone number).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                  1. THE FUNDS

         The Trust is a no-load, diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 28, 1985 and is the successor to the business of The Landmark Funds Cash Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1984. The Trust was known as "Landmark Cash Reserves" until its name was changed effective February 1, 1991. All references in this Statement of Additional Information to the Trust's activities are intended to include those of the Trust and its predecessor, unless the context indicates otherwise. Shares of the Trust are divided into two separate series, Cash Reserves and U.S. Treasury Reserves, which are described in this Statement of Additional Information. References in this Statement of Additional Information to the Prospectus are to the Prospectus, dated January 2, 1997, of the Funds by which shares of the Funds are offered.

         Each of the Funds is a type of mutual fund commonly referred to as a "money market fund." The net asset value of each of the Funds' shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See "Determination of Net Asset Value.")

         The Trust seeks the investment objectives of the Funds by investing all the investable assets of Cash Reserves and U.S. Treasury Reserves in, respectively, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio. Each of the Portfolios is a diversified open-end management investment company. Each Portfolio has the same investment objectives and policies as its corresponding Fund.

         Citibank, N.A. ("Citibank" or the "Adviser") is the investment adviser to each of the Portfolios. The Adviser manages the investments of each Portfolio from day to day in accordance with the investment objectives and policies of that Portfolio. The selection of investments for each Portfolio, and the way they are managed, depend on the conditions and trends in the economy and the financial marketplaces.

         The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") supervises the overall administration of the Trust and U.S. Treasury Reserves Portfolio. Signature Financial Group (Cayman), Ltd. ("SFG") supervises the overall administration of Cash Reserves Portfolio. The Boards of Trustees of the Trust and the Portfolios provide broad supervision over the affairs of the Trust and of the Portfolios, respectively. Shares of each Fund are continuously sold by LFBDS, the Funds' distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trust with respect to that Fund (collectively, "Shareholder Servicing Agents"). Although shares of the Funds are sold without a sales load, LFBDS may receive fees from the Funds pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

               2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

         The investment objectives of CASH RESERVES are to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

         The investment objectives of U.S. TREASURY RESERVES are to provide shareholders of the Fund with liquidity and as high a level of current income from U.S. Government obligations as is consistent with the preservation of capital.

         The investment objectives of each of the Funds may be changed without approval by the Fund's shareholders. Of course, there can be no assurance that either Fund will achieve its investment objectives.

                               INVESTMENT POLICIES

         The Trust seeks the investment objectives of the Funds by investing all of the investable assets of Cash Reserves and U.S. Treasury Reserves in, respectively, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio, each of which has the same investment objectives and policies as its corresponding Fund. The Prospectus contains a discussion of the various types of securities in which each Portfolio may invest and the risks involved in such investments. The following supplements the information contained in the Prospectus concerning the investment objectives, policies and techniques of each Fund and each Portfolio. Since the investment characteristics of each Fund will correspond directly to those of the Portfolio in which it invests, the following is a supplementary discussion with respect to each Portfolio.

         The Trust may withdraw the investment of either Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, a Fund's assets would be invested in accordance with the investment policies described below with respect to its corresponding Portfolio. Except for the concentration policy of Cash Reserves with respect to bank obligations described in paragraph (1) below, which is fundamental and may not be changed without the approval of Cash Reserves' shareholders, the approval of a Fund's shareholders would not be required to change any of that Fund's investment policies. Likewise, except for the concentration policy of Cash Reserves Portfolio with respect to bank obligations described in paragraph (1) below, which is fundamental and may not be changed without the approval of Cash Reserves Portfolio's investors, the approval of the investors in a Portfolio would not be required to change that Portfolio's investment objectives or any of that Portfolio's investment policies discussed below, including those concerning securities transactions.

                             CASH RESERVES PORTFOLIO

         Cash Reserves Portfolio seeks its investment objective through investments limited to the following types of high quality U.S. dollar-denominated money market instruments. All investments by Cash Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. All investments by the Portfolio are in "high quality" securities (i.e., securities rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an "NRSRO") assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Adviser) and are determined by the Adviser to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Under the 1940 Act, Cash Reserves and Cash Reserves Portfolio are each classified as "diversified", although in the case of Cash Reserves, all of its investable assets are invested in the Portfolio. A "diversified investment company" must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities (e.g., interests in the Portfolio) and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

(1) Bank obligations -- Cash Reserves Portfolio invests at least 25% of its investable assets, and may invest up to 100% of its assets, in bank obligations. These obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits. Cash Reserves Portfolio limits its investments in U.S. bank obligations (including their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. Government. The Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation ("FDIC"), through either the Bank Insurance Fund or the Savings Association Insurance Fund, having total assets of less than $1 billion, provided that the Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Portfolio's right to transfer a beneficial interest in the deposit to a third party. This concentration policy is fundamental and may not be changed without the approval of the investors in Cash Reserves Portfolio.

     U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

     Cash Reserves Portfolio limits its investments in non-U.S. bank obligations (i.e., obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks) to U.S. dollar-denominated obligations of banks which at the time of investment are branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraphs or are branches of non-U.S. banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. The Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland), Scandinavia (Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Cash Reserves Portfolio does not purchase any bank obligation of the Adviser or an affiliate of the Adviser.

     Since Cash Reserves Portfolio may hold obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks, an investment in Cash Reserves involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the Portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

     The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, Cash Reserves Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the "Board of Governors"). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, Cash Reserves Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

     U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, Cash Reserves Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

     Non-U.S. banks in whose obligations Cash Reserves Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

(2) Obligations of, or guaranteed by, non-U.S. governments. Cash Reserves Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland), Scandinavia (Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in paragraph 1 above in connection with the purchase of non-U.S. bank obligations.

(3) Commercial paper rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or, if not rated, determined to be of comparable quality by the Adviser, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody's or AAA by Standard & Poor's.

(4) Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and
     (iii) obligations of the Student Loan Marketing Association, respectively.

(5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities which may have maturities in excess of 397 days. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Portfolio's custodian either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. If the vendor of a repurchase agreement becomes bankrupt, Cash Reserves Portfolio might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. The Portfolio may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The Portfolio will not enter into any repurchase agreements with the Adviser or an affiliate of the Adviser. The restrictions and procedures described above which govern the Portfolio's investment in repurchase agreements are designed to minimize the Portfolio's risk of losses in making those investments.

(6) Asset-backed securities, which may include securities such as Certificates for Automobile Receivables ("CARS") and Credit Card Receivable Securities ("CARDS"), as well as other asset-backed securities that may be developed in the future. CARS represent fractional interests in pools of car installment loans, and CARDS represent fractional interests in pools of revolving credit card receivables. The rate of return on asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. (See "Asset-Backed Securities.")

         Cash Reserves Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.

ASSET-BACKED SECURITIES

         As set forth above, Cash Reserves Portfolio may purchase asset-backed securities that represent fractional interests in pools of retail installment loans, both secured (such as Certificates for Automobile Receivables) and unsecured, or leases or revolving credit receivables, both secured and unsecured (such as Credit Card Receivable Securities). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the Portfolio because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, Cash Reserves Portfolio may invest in other asset-backed securities that may be developed in the future.

LENDING OF SECURITIES

         Consistent with applicable regulatory requirements and in order to generate income, each of the Portfolios may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange ("NYSE") (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). During the existence of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is not intended that the value of the securities loaned by a Portfolio would exceed 33 1/3% of the value of its net assets.

                        U.S. TREASURY RESERVES PORTFOLIO

         U.S. Treasury Reserves Portfolio seeks its investment objective by investing in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress which are supported by the full faith and credit of the United States. U.S. Treasury Reserves Portfolio will not enter into repurchase agreements.

                             INVESTMENT RESTRICTIONS

         The Trust, on behalf of the Funds, and the Portfolios have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding shares" of the applicable Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. Whenever the Trust is requested to vote on a change in the investment restrictions of a Portfolio (or, in the case of Cash Reserves Portfolio, its concentration policy described in paragraph (1) under "Investment Policies"), the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by the shareholders. Each Fund will vote the shares held by its shareholders who do not give voting instructions in the same proportion as the shares of that Fund's shareholders who do give voting instructions. Shareholders of the Funds who do not vote will have no effect on the outcome of these matters.

CASH RESERVES

         The Trust, on behalf of Cash Reserves, may not:

         (1) Invest in equity securities (e.g., common stock, preferred stock, options, warrants, puts, calls), voting securities, restricted securities, corporate debt securities (e.g., bonds, debentures) other than those bank securities and commercial paper referred to under "Investment Policies", local or state government securities (e.g., municipal bonds, state bonds), commodities or commodity contracts, real estate, or securities of other investment companies, except that the Trust may invest all or a portion of the Fund's assets in a diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. The Trust, on behalf of the Fund, will not sell securities short, write put or call options, engage in underwriting, or invest in companies for the purpose of exercising control. The Trust, on behalf of the Fund, will not make loans to other persons except that it may acquire debt securities as discussed under "Investment Policies".

         (2) Purchase securities or obligations of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities and repurchase agreements covering such securities) if immediately after such purchase more than 5% of the value of its assets would be invested in that issuer except that the Trust may invest all or a portion of the Fund's assets in a diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

         (3) Borrow money except from banks as a temporary measure for extraordinary or emergency purposes (not for leveraging) or in order to meet unexpectedly heavy redemption requests in an amount not exceeding 15% of the value of the Fund's assets and will not purchase any securities at any time when the Fund's total outstanding borrowings from banks exceed 5% of the Fund's gross assets. The Trust, on behalf of the Fund, will not pledge its assets except to secure borrowings. While the Trust, on behalf of the Fund, may borrow from its Custodian for the foregoing purposes, any borrowing from the Custodian will be on terms no less favorable to the Fund than those offered by the Custodian to comparable borrowers and on terms which the Trust believes are not less favorable than those readily obtainable elsewhere.

         (4) Concentrate the Fund's investments in any particular industry, but if it is deemed appropriate to the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, provided that, if the Trust withdraws the Fund's investment from an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund, it will invest at least 25%, and may invest up to 100%, of the assets of the Fund in bank obligations; and provided, further, that nothing in this Investment Restriction is intended to affect the Trust's ability to invest 100% of the Fund's assets in a diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

         (5) There is no limitation on investing in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements covering those securities, except that the Trust, on behalf of the Fund, will not acquire securities that are not readily marketable or repurchase agreements calling for resale within more than 7 days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities. The Trust, on behalf of the Fund, may not invest in fixed time deposits maturing in more than seven calendar days, and fixed time deposits maturing from two business days through seven calendar days may not exceed 10% of the Fund's net assets.

         Cash Reserves Portfolio may not:

         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes the Portfolio may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Portfolio, including the amount borrowed (moreover, the Portfolio may not purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value)) (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities); for additional related restrictions, see clause (i) under the caption "Non-Fundamental Restrictions" below;

         (2) purchase any security or evidence of interest therein on margin, except that the Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

         (3) underwrite securities issued by other persons, except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

         (4) make loans to other persons except (a) through the lending of securities held by the Portfolio, but not in excess of 33 1/3% of the Portfolio's net assets, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph 4 the purchase of short term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan; for additional related restrictions, see clause (x) under the caption "Non-Fundamental Restrictions" below;

         (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Portfolio);

         (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Portfolio (taken at market value at the time of each investment) may be invested in any one industry, except that the Portfolio will invest at least 25% of its assets and may invest up to 100% of its assets in bank obligations; or

         (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

U.S. TREASURY RESERVES

         Neither the Trust, on behalf of U.S. Treasury Reserves, nor U.S. Treasury Portfolio may:

         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Trust or the Portfolio may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund or the Portfolio, respectively, including the amount borrowed (moreover, neither the Trust (on behalf of the Fund) nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively (taken in each case at market value)) (it is intended that the Fund and the Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund or the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities); for additional related restrictions, see clause (i) under the caption "Non-Fundamental Restrictions" below;

         (2) purchase any security or evidence of interest therein on margin, except that either the Trust, on behalf of the Fund, or the Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

         (3) underwrite securities issued by other persons, except that all the assets of the Fund may be invested in the Portfolio and except insofar as either the Trust or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

         (4) make loans to other persons except (a) through the lending of securities held by either the Fund or the Portfolio, but not in excess of 33 1/3% of the Fund's or the Portfolio's net assets, as the case may be, (b) through the use of repurchase agreements or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph 4 the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan; for additional related restrictions, see clause (x) under the caption "Non-Fundamental Restrictions" below;

         (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and the Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

         (6) concentrate its investments in any particular industry; provided, that nothing in this Investment Restriction is intended to affect the ability to invest 100% of the Fund's assets in the Portfolio; or

         (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

NON-FUNDAMENTAL RESTRICTIONS

         Neither the Trust, on behalf of either of the Funds, nor the corresponding Portfolio will as a matter of operating policy:

         (i) borrow money for any purpose in excess of 10% of the total assets of the Fund or Portfolio (taken in each case at cost),

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund or Portfolio (taken in each case at market value),

         (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions,

         (iv) invest for the purpose of exercising control or management, except that all of the assets of the Fund may be invested in the corresponding Portfolio,

         (v) purchase securities issued by any registered investment company, except that all of the assets of the Fund may be invested in the corresponding Portfolio and except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) and the Portfolio will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund or the Portfolio (taken in each case at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Portfolio; and provided, further, that the Portfolios shall not purchase securities issued by any open-end investment company,

         (vi) taken together with any investments described in clause (x) below, invest more than 10% of the net assets of the Fund or the Portfolio in securities that are not readily marketable, including debt securities for which there is no established market (and, in the case of Cash Reserves and Cash Reserves Portfolio, repurchase agreements maturing in more than seven days), except that all the assets of the Fund may be invested in the corresponding Portfolio,

         (vii) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, except that all the assets of the Fund may be invested in the corresponding Portfolio,

         (viii) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, or a Portfolio, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value,

         (ix) write, purchase or sell any put or call option or any combination thereof,

         (x) taken together with any investments described in clause (vi) above, invest in securities which are subject to legal or contractual restrictions on resale (other than, in the case of Cash Reserves and Cash Reserves Portfolio, repurchase agreements and fixed time deposits maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund or Portfolio (in each case taken at market value), would be so invested (including, in the case of Cash Reserves and Cash Reserves Portfolio, repurchase agreements maturing in more than seven days), except that all the assets of the Fund may be invested in the Portfolio,

         (xi) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund or Portfolio, except that all the assets of the Fund may be invested in a corresponding Portfolio, or

         (xii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund or Portfolio, respectively (in each case taken at market value), is held as collateral for such sales at any one time. (The Portfolios do not presently intend to make such sales.)

         These policies are not fundamental and may be changed by the Trust with respect to either of the Funds without approval by the Fund's shareholders or by either of the Portfolios without the approval by the corresponding Fund or its other investors.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a Portfolio or a later change in the rating of a security held by a Fund or a Portfolio is not considered a violation of policy.

                           3. PERFORMANCE INFORMATION

         Any current yield quotation of a Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses as a result of the Fund's investment in the Portfolio or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         Any tax equivalent yield quotation of a Fund is calculated as follows:
If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

         A total rate of return quotation for a Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

         Any tax equivalent total rate of return quotation of a Fund is calculated as follows: If the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the total rate of return which is not tax-exempt.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Funds for the periods indicated, at the beginning of which periods no sales charges were applicable to purchases of shares of the Funds.

                                                                                REDEEMABLE VALUE OF A
                                                                                 HYPOTHETICAL $1,000
                                                        ANNUALIZED TOTAL        INVESTMENT AT THE END
PERIOD                                                   RATE OF RETURN           OF THE PERIOD
CASH RESERVES
Ten years ended  August 31, 1996                              5.62%                   $1,726.86
Five years ended August 31, 1996                              4.08%                   $1,221.32
One year ended August 31, 1996                                5.16%                   $1,051.56

U.S. TREASURY RESERVES
May 3, 1991 (commencement of operations) to
  August 31, 1996                                             3.89%                   $1,225.64
Five years ended August 31, 1996                              3.77%                   $1,203.17
One year ended August 31, 1996                                4.70%                   $1,047.01

         The annualized yield of Cash Reserves for the seven-day period ended August 31, 1996 was 4.80%. The effective compound annualized yield of Cash Reserves for such period was 4.92%. The annualized yield of U.S. Treasury Reserves for the seven-day period ended August 31, 1996 was 4.48%, the effective compound annualized yield of U.S. Treasury Reserves for such period was 4.58% and the annualized tax equivalent yield of U.S. Treasury Reserves for such period was 5.07% (assuming a combined state and local tax rate of 11.582% for New York City residents).

                       4. DETERMINATION OF NET ASSET VALUE

         The net asset value of each share of each class of Cash Reserves is determined on each day on which the NYSE is open for trading. This determination is made once during each such day as of 3:00 p.m., Eastern time, by dividing the value of Cash Reserves' net assets attributable to a class (i.e., the value of the Fund's investment in Cash Reserves Portfolio and other assets attributable to the class less the Fund's liabilities attributable to the class, including expenses payable or accrued) by the number of shares of that class outstanding at the time the determination is made. The net asset value of each share of U.S. Treasury Reserves is determined on each day on which the NYSE is open for trading. This determination is made once during each such day as of 12:00 noon, Eastern time, by dividing the value of the Fund's net assets (i.e., the value of its investment in U.S. Treasury Reserves Portfolio and other assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the Funds and Portfolios employ specific investment policies and procedures to accomplish this result.

         The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding Fund is determined. The net asset value of a Fund's investment in the corresponding Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities.

         The securities held by a Fund or Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Fund or Portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the Fund or Portfolio's Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund or Portfolio would receive if the instrument were sold.

         Pursuant to the rules of the Securities and Exchange Commission ("SEC"), the Trust's and the Portfolios' Boards of Trustees have established procedures to stabilize the value of the Funds' and Portfolios' net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a Fund or a Portfolio, the Trust's or Portfolio's Board of Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund or Portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations. The Funds and Portfolios maintain a dollar-weighted average maturity of 90 days or less, do not purchase any instrument with a remaining maturity greater than 397 days or (in the case of Cash Reserves and Cash Reserves Portfolio) subject to a repurchase agreement having a duration of greater than 397 days, limit their investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are determined by the Adviser to present minimal credit risks and comply with certain reporting and recordkeeping procedures. The Trust and Portfolios also have established procedures to ensure that securities purchased by the Funds and Portfolios meet high quality criteria. (See "Investment Objectives, Policies and Restrictions -- Investment Policies.")

         Subject to compliance with applicable regulations, the Trust and the Portfolios have each reserved the right to pay the redemption price of shares of the Funds or beneficial interests in the Portfolios, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

         The Trust or the Portfolios may suspend the right of redemption or postpone the date of payment for shares of a Fund or beneficial interests in a Portfolio more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                  5. MANAGEMENT

         The Trustees and officers of the Trust and the Portfolios, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts. The address of Cash Reserves Portfolio is Elizabethan Square, George Town, Grand Cayman, British West Indies. The address of U.S. Treasury Reserves Portfolio is 6 St. James Avenue, Boston, Massachusetts.

TRUSTEES OF THE TRUST

H. B. ALVORD; 74 -- Treasurer - Tax Collector, County of Los Angeles (retired, March, 1984); Trustee, The 59 Wall Street Trust and The 59 Wall Street Fund, Inc. (Registered Investment Companies). His address is P.O. Box 1812, Pebble Beach, California.

PHILIP W. COOLIDGE; 45* -- President of the Trust and the Portfolios; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

C. OSCAR MORONG, JR.; 61 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February, 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January, 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN; 62 -- Professor of Management, Graduate School of Business, Columbia University (since 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 76 -- Vice President - Investments, Sun Company, Inc. (retired, April, 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

TRUSTEES OF THE PORTFOLIOS

ELLIOTT J. BERV; 53 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since August, 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June, 1991 to July, 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May, 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE; 45* -- President of the Trust and the Portfolios; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

MARK T. FINN; 53 -- President and Director, Delta Financial, Inc. (since June,
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April, 1990); Director, Vantage Consulting Group, Inc. (since October, 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

WALTER E. ROBB, III; 70 -- President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

OFFICERS OF THE TRUST AND PORTFOLIOS

PHILIP W. COOLIDGE; 45* -- President of the Trust and the Portfolios; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc., and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

SAMANTHA M. BURGESS; 27* -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolios; Assistant Vice President, Signature Financial Group, Inc. (since November 1995); Graduate Student, Loyola University (prior to August
1995).

CHRISTINE A. DRAPEAU; 26* -- Assistant Secretary and Assistant Treasurer of Trust and the Portfolios; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

JOHN R. ELDER; 48* -- Treasurer of the Trust and the Portfolios; Vice President, Signature Financial Group, Inc. (since April 1995); Treasurer, The Landmark Funds Broker-Dealer Services, Inc. (since April 1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (from 1983 to March, 1995).

LINDA T. GIBSON; 31* -- Secretary of the Trust and the Portfolios; Vice President, Signature Financial Group, Inc. (since May, 1992); Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October 1992); law student, Boston University School of Law (from September 1989 to May 1992).

JOAN A. GULINELLO; 41* -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolios; Vice President, Signature Financial Group, Inc. (since October 1993); Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October 1993).

JAMES E. HOOLAHAN; 49* -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolios; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI; 32* -- Vice President, Assistant Treasurer and Assistant Secretary of Cash Reserves Portfolio and Assistant Secretary of the Trust (since August, 1994); Vice President, Signature Financial Group (Cayman) Ltd. (since August, 1994); Senior Fund Administrator, Signature Financial Group, Inc. (since August, 1994); Assistant Treasurer, Signature Broker-Dealer Services, Inc. (since September, 1994); Fund Compliance Administrator, Concord Financial Group (November, 1990 to August, 1994). Her address is Elizabethan Square, George Town, Grand Cayman, Cayman Islands, BWI.

MOLLY S. MUGLER; 45* -- Assistant Secretary of the Trust and the Portfolios; Vice President, Signature Financial Group, Inc.; Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

SHARON M. WHITSON; 48* -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolios; Assitant Vice President, Signature Financial Group, Inc. (since November 1992); Associate Trader, Massachusetts Financial Services Company (prior to November 1992).

JULIE J. WYETZNER; 37* -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolios; Vice President, Signature Financial Group, Inc.

         The Trustees and officers of the Trust and the Portfolios also hold comparable positions with certain other funds for which LFBDS or an affiliate serves as the distributor or administrator.

                                          TRUSTEES COMPENSATION TABLE

                                     AGGREGATE COMPENSATION        AGGREGATE COMPENSATION     TOTAL COMPENSATION
                                         FROM LANDMARK                FROM LANDMARK U.S.      FROM THE TRUST AND
TRUSTEE                                 CASH RESERVES(1)            TREASURY RESERVES(1)           COMPLEX(2)
H.B. Alvord                                  $7,400.68                     2,871.52                42,000.00
Philip W. Coolidge                                0                            0                        0
C. Oscar Morong, Jr.                         11,003.96                     3,760.95                53,000.00
E. Kirby Warren                               8,831.81                     3,240.04                46,500.00
William S. Woods, Jr.*                          N/A                          N/A                   46,000.00

-----------------------
(1) For the fiscal year ended August 31, 1996.
(2) Information relates to the fiscal year ended August 31, 1996. Messrs. Alvord, Coolidge, Morong, Warren and
    Woods are trustees of 12, 28, 12, 12 and 11 Funds, respectively, of the Landmark Family of Funds.
 *  Trustee of Landmark Funds III as of August 31, 1996.

         As of December 16, 1996, all Trustees and officers as a group owned less than 1% of each Fund's outstanding shares. As of the same date, more than 95% of the outstanding shares of each Fund were held of record by Citibank, N.A. or an affiliate, as a Shareholder Servicing Agent of the Funds, for the accounts of their respective clients.

           The Declaration of Trust of each of the Trust and the Portfolios provides that the Trust or such Portfolio, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or such Portfolio, as the case may be, unless, as to liability to the Trust or such Portfolio or its respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or such Portfolio, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or such Portfolio, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


ADVISER

           Citibank manages the assets of each Portfolio pursuant to separate investment advisory agreements (the "Advisory Agreements"). Subject to such policies as the Board of Trustees of the Portfolio may determine, the Adviser manages the securities of each Portfolio and makes investment decisions for each Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting securities transactions for each Portfolio. Each of the Advisory Agreements will continue in effect as long as such continuance is specifically approved at least annually by the Board of Trustees of the applicable Portfolio or by a vote of a majority of the outstanding voting securities of the applicable Portfolio, and, in either case, by a majority of the Trustees of the applicable Portfolio who are not parties to such Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreements.

           Each of the Advisory Agreements provides that the Adviser may render services to others. Each Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the applicable Portfolio when authorized either by a vote of a majority of the outstanding voting securities of the applicable Portfolio or by a vote of a majority of the Board of Trustees of the applicable Portfolio, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreements.

Cash Reserves Portfolio: For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to Citibank under the Advisory Agreement were $1,806,314, $4,097,854 and $6,140,512, respectively (of which $943,419, $2,306,161 and
$3,426,821 were voluntarily waived).

U.S. Treasury Reserves Portfolio: For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to Citibank under the Advisory Agreement were $850,924, $1,148,418 and $1,101,345 (of which $506,109, $753,105 and $727,401 were voluntarily waived).

ADMINISTRATORS

         Pursuant to Administrative Services Agreements (the "Administrative Services Agreements"), LFBDS provides the Trust and U.S. Treasury Reserves Portfolio, and SFG provides Cash Reserves Portfolio, with general office facilities, and LFBDS supervises the overall administration of the Trust and U.S. Treasury Reserves Portfolio and SFG supervises the overall administration of Cash Reserves Portfolio, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust and the Portfolios; the preparation and filing of all documents required for compliance by the Trust and the Portfolios with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust and the Portfolios. LFBDS and SFG provide persons satisfactory to the Board of Trustees of the Trust and the Portfolios to serve as Trustees and officers of the Trust and the Portfolios. Such Trustees and officers may be directors, officers or employees of LFBDS, SFG or their affiliates.

         The Prospectus contains a description of the fees payable to LFBDS and SFG under the Administrative Services Agreements.

Cash Reserves: For the fiscal years ended August 31, 1994, 1995 and 1996, the fees paid or payable to LFBDS from the Fund under the Administrative Services Agreement were $1,146,206 (of which $52,077 was voluntarily waived), $1,566,336 and $4,317,450 (of which $1,141,392 was voluntarily waived). For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to SFG under the Administrative Services Agreement with Cash Reserves Portfolio were $602,105, $1,365,951 and $2,046,838 (all of which were voluntarily waived).

U.S. Treasury Reserves: For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to LFBDS from the Fund under the Administrative Services Agreement with the Trust were $577,750 (of which $49,087 was voluntarily waived), $561,420 (none of which was waived) and $1,032,500 (of which $284,543 was voluntarily waived). For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to LFBDS under the Administrative Services Agreement with the Portfolio were $283,642 (none of which was waived), $382,806 (none of which was waived) and $367,115 (all of which were voluntarily waived).

         The Administrative Services Agreement with the Trust acknowledges that the names "Landmark" and "Landmark Funds" are the property of LFBDS and provides that if LFBDS ceases to serve as the administrator of the Trust, the Trust and the Funds will change their respective names so as to delete the word "Landmark" or the words "Landmark Funds". The Administrative Services Agreement with the Trust also provides that LFBDS may render administrative services to others and may permit other investment companies in addition to the Trust to use the word "Landmark" or the words "Landmark Funds" in their names.

         The Administrative Services Agreement with the Trust continues in effect as to a Fund if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund and, in either case, by a majority of the Trustees of the Trust who are not interested parties of the Trust or LFBDS. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated as to a Fund by the Trust without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Trust also provides that neither LFBDS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

         LFBDS has agreed to reimburse the Funds for their operating expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. The expenses incurred by the Funds for distribution purposes pursuant to the Trust's Distribution Plans are included within such operating expenses only to the extent required by any state in which the Funds' shares are qualified for sale. The Trust may elect not to qualify the Funds' shares for sale in every state. The Trust believes that currently the most restrictive expense ratio limitation imposed by any state is 2 1/2% of the first $30 million of a Fund's average net assets for its then-current fiscal year, 2% of the next $70 million of such assets, and 1 1/2% of such assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Funds' annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by LFBDS. Subject to the obligation of LFBDS to reimburse the Funds for their excess expenses as described above, the Trust has, under its Administrative Services Agreement, confirmed its obligation for payment of all other expenses of the Funds.

         The Administrative Services Agreements with the Portfolios provide that LFBDS or SFG, as the case may be, may render administrative services to others. The Administrative Services Agreement with each of the Portfolios terminates automatically if it is assigned and may be terminated without penalty by a vote of a majority of the outstanding voting securities of the Portfolio or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with each of the Portfolios also provides that neither LFBDS or SFG, as the case may be, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

         LFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc.

         Pursuant to Sub-Administrative Services Agreements (the "Sub-Administrative Agreements"), Citibank performs such sub-administrative duties for the Trust and the Portfolios as are from time to time agreed upon by Citibank and, as the case may be, LFBDS or SFG. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust and the Portfolios, participation in preparation of documents required for compliance by the Trust and the Portfolios with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust and Portfolios, and other functions which would otherwise be performed by LFBDS as set forth above. For performing such sub-administrative services, Citibank receives such compensation as is from time to time agreed upon by Citibank and, as the case may be, LFBDS or SFG not in excess of the amount paid to LFBDS or SFG for its services under the applicable Administrative Services Agreement. All such compensation is paid by LFBDS or SFG, as the case may be.

DISTRIBUTOR

         The Trust has adopted Distribution Plans (the "Distribution Plans") on behalf of itself and the Funds in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plans will benefit the Funds and their shareholders. Cash Reserves has both Class A Shares and Class B Shares. U.S. Treasury Reserves has a single class of shares. The Distribution Plan with respect to the Class A shares of Cash Reserves and the shares of U.S. Treasury Reserves provides that the Trust shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.10% the average daily net assets of U.S. Treasury Reserves and of the average daily net assets represented by the Class A shares of Cash Reserves (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of shares of each Fund). The Distribution Plan with respect to Class B shares of Cash Reserves provides that the Fund will pay the Distributor a distribution fee at annual rate not to exceed 0.75% of the average daily net assets represented by the Class B shares. The Distributor may use all or any portion of such fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses.

         The Distribution Plan with respect to the Class A shares of Cash Reserves and the shares of U.S. Treasury Reserves also permits each Fund to pay the Distributor an additional fee (not to exceed 0.10% per annum of the average daily net assets of U.S. Treasury Reserves and of the average daily net assets represented by the Class A shares of Cash Reserves) in anticipation of, or as reimbursement for, print or electronic media advertising expenses incurred in connection with the sale of Class A shares of Cash Reserves and shares of U.S. Treasury Reserves. The Distribution Plan for Class B shares of Cash Reserves also provides that Cash Reserves may pay the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets represented by the Class B shares. However, Cash Reserves has not entered into any agreement to pay any such service fee to the Distributor. No payments under the Distribution Plans are made to Shareholder Servicing Agents although Shareholder Servicing Agents receive payments under the Administrative Services Plan referred to below.

         Each Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to the Plans ("Qualified Trustees"). Each Distribution Plan requires that the Trust and the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated with respect to any Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plans may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding voting securities of that Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

         As contemplated by the Distribution Plans, LFBDS acts as the agent of the Funds in connection with the offering of shares of the Funds pursuant to Distribution Agreements (the "Distribution Agreements"). After the prospectus and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the prospectuses and periodic reports which are used in connection with the offering of shares of the each of the Funds to prospective investors. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreements.

Cash Reserves: For the fiscal years ended August 31, 1994, 1995 and 1996, the fees paid or payable from the Fund to the Distributor under the Distribution Agreement were $229,241 (none of which was waived), $313,267 (none of which was waived) and $1,233,557 (of which $570,296 was voluntarily waived), respectively, and none of which was applicable to print or electronic media advertising.

U.S. Treasury Reserves: For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable from the Fund to the Distributor under the Distribution Agreement were $115,550, $112,284 and $295,000 (of which $10,186, $7,800 and
$142,110 were voluntarily waived), respectively, and none of which was applicable to print or electronic media advertising.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Trust has adopted an Administrative Services Plan (the "Administrative Plan") which provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Plan, the total of the fees paid to the Administrator and Shareholder Servicing Agents from each Fund and the distribution fee paid to the Distributor from each Fund (other than fees paid with respect to Class B shares and other than any fee concerning electronic or other media advertising) may not exceed 0.70% of that Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Within this overall limitation, individual fees may vary. The Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Plan requires that at least quarterly the Trust provide to the Trust's Board of Trustees and the Trust's Board of Trustees review a written report of the amounts expended (and the purposes therefor) under the Administrative Plan. The Administrative Plan may be terminated with respect to a Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Administrative Plan may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund and may not be materially amended in any case without a vote of the majority of both the Trust's Trustees and the Trust's Qualified Trustees.

         The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent and a Transfer Agency and Service Agreement and a Custodian Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street (or its affiliate State Street Canada, Inc.) acts as transfer agent and custodian for the Trust. For additional information, including a description of fees paid to the Shareholder Servicing Agents under the Servicing Agreements, see "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the Prospectus. For the fiscal years ended August 31, 1994, 1995 and 1996, aggregate fees payable from Cash Reserves to Shareholder Servicing Agents under the Servicing Agreements were $1,833,930, $2,506,138 (of which $687,723 and $939,802, respectively, were voluntarily waived) and $3,083,893 (none of which was waived), respectively. For the fiscal years ended August 31, 1994, 1995 and 1996, aggregate fees payable from U.S. Treasury Reserves to Shareholder Servicing Agents under the Servicing Agreement were $924,400, $898,272 (of which $346,650 and $336,852, respectively, were voluntarily waived) and $737,500 (none of which was waived), respectively.

         The Portfolios have also adopted Administrative Services Plans (the "Portfolio Administrative Plans") which provide that the Portfolios may obtain the services of an administrator, a transfer agent and a custodian, and may enter into agreements providing for the payment of fees for such services. Under the Portfolio Administrative Plans, the administrative services fee payable to either LFBDS or SFG, as the case may be, may not exceed 0.05% of a Portfolio's average daily net assets on an annualized basis for its then-current fiscal year. Each Portfolio Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the applicable Portfolio's Trustees and a majority of the Portfolio's Trustees who are not "interested persons" of the Portfolio and who have no direct or indirect financial interest in the operation of the Portfolio Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Portfolio Administrative Plan requires that the applicable Portfolio provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Portfolio Administrative Plan. Each Portfolio Administrative Plan may be terminated at any time by a vote of a majority of the Portfolio's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the applicable Portfolio. Neither Portfolio Administrative Plan may be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the applicable Portfolio and may not be materially amended in any case without a vote of the majority of both the Portfolio's Trustees and the Portfolio's Qualified Trustees.

         Each Portfolio has entered into a Transfer Agency and Service Agreement and a Custodian Agreement with State Street pursuant to which State Street (or its affiliate State Street Canada, Inc.) acts as transfer agent and custodian and performs fund accounting services for the Portfolios.

                            6. PORTFOLIO TRANSACTIONS

         The Portfolios' purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolios do not anticipate paying brokerage commissions. Any transaction for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of investors in the applicable Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Investment decisions for each Portfolio will be made independently from those for any other account, series or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, a Portfolio and other investment companies, series or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies or series managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

         No portfolio transactions are executed with the Adviser, or with any affiliate of the Adviser, acting either as principal or as broker.

             7. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. Currently, the Funds are the only two series of shares of the Trust, one of which, Cash Reserves, is divided into two classes. Each share of each class of Cash Reserves represents an equal proportionate interest in the Fund with each other share of that class. Each share of U.S. Treasury Reserves represents an equal proportionate interest in the Fund with each other share of U.S. Treasury Reserves. Upon liquidation or dissolution of a Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares in a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold annual meetings of shareholders but the Trust will hold special meetings of a Fund's shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares.

         The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which it is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

         The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

         Share certificates will not be issued.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Each Portfolio is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the corresponding Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the applicable Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of either Portfolio would ever exceed its assets.

         Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each business day. At 3:00 p.m., Eastern time, for Cash Reserves Portfolio, and 12:00 noon, Eastern time, for U.S. Treasury Reserves Portfolio, on each such business day, the value of each investor's interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 3:00 p.m. Eastern time, for Cash Reserves Portfolio, and 12:00 noon, Eastern time, for U. S. Treasury Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 3:00 p.m., Eastern time, for Cash Reserves Portfolio, and 12:00 noon, Eastern time, for U.S. Treasury Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 3:00 p.m., Eastern time, for Cash Reserves Portfolio, and 12:00 noon, Eastern time, for U.S. Treasury Reserves Portfolio, on the following business day of the Portfolio.

                        8. CERTAIN ADDITIONAL TAX MATTERS

         Each of the Funds has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition and holding period of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders. Each of the Portfolios believes that it will not be required to pay any federal income or excise taxes.

         Investment income received by Cash Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Cash Reserves does not expect to be able to pass through to shareholders any foreign tax credits with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Cash Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Cash Reserves' effective rate of foreign tax in advance since that rate depends upon the proportion of the Cash Reserves Portfolio's assets ultimately invested within various countries.

         Because each Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends-received deduction for corporations.

               9. INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

         Price Waterhouse LLP and Price Waterhouse are the independent and chartered accountants for Cash Reserves and Cash Reserves Portfolio, respectively, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. Deloitte & Touche LLP are the independent certified public accountants for U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

         The audited financial statements of Cash Reserves (Statement of Assets and Liabilities at August 31, 1996, Statement of Operations for the year ended August 31, 1996, Statement of Changes in Net Assets for the years ended August 31, 1996 and August 31, 1995, Financial Highlights for each of the years in the five-year period ended August 31, 1996, Notes to Financial Statements and Independent Auditors' Report) and of Cash Reserves Portfolio (Portfolio of Investments at August 31, 1996, Statement of Assets and Liabilities at August 31, 1996, Statement of Operations for the year ended August 31, 1996, Statement of Changes in Net Assets for the years ended August 31, 1996 and August 31, 1995, Financial Highlights for each of the years in the five-year period ended August 31, 1996, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of Cash Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of Price Waterhouse LLP and Price Waterhouse, as experts in accounting and auditing.

         The audited financial statements of U.S. Treasury Reserves (Statement of Assets and Liabilities at August 31, 1996, Statement of Operations for the year ended August 31, 1996, Statement of Changes in Net Assets for the years ended August 31, 1996 and 1995, Financial Highlights for each of the years in the three-year period ended August 31, 1996, the eight months ended August 31, 1993, the year ended December 31, 1992 and the period from May 3, 1991 (commencement of operations) to December 31, 1991, and the Notes to Financial Statements and Independent Auditors' Report) and of U.S. Treasury Reserves Portfolio (Portfolio of Investments at August 31, 1996, Statement of Assets and Liabilities at August 31, 1996, Statement of Operations for the year ended August 31, 1996, Statement of Changes in Net Assets for the years ended August 31, 1996 and 1995, and the Financial Highlights for each of the years in the three year period ended August 31, 1996, the eight months ended August 31, 1993, the year ended December 31, 1992 and the period from March 1, 1991 (commencement of operations) to December 31, 1991, the Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of U.S. Treasury Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing.

         A copy of each of the Annual Reports accompanies this Statement of Additional Information.

                          SHAREHOLDER SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CLIENTS:
Citigold
P.O. Box 5130, New York, NY  10126-5130
Call Your Citigold Executive or in NY or CT (800) 285-1701, or for all other states, (800) 285-1707

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY l0043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City

LANDMARK CASH RESERVES
LANDMARK U.S. TREASURY RESERVES

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge, President*
H.B. Alvord
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor
----------------------------------------------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
(FOR LANDMARK CASH RESERVES)
Price Waterhouse LLP
160 Federal Street, Boston, MA  02110
(FOR LANDMARK U.S. TREASURY RESERVES)
Deloitte & Touche LLP
125 Summer Street, Boston, MA  02110

LEGAL COUNSEL
Bingham, Dana & Gould LLP
150 Federal Street, Boston, MA 02110
----------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside of Cover)